SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 15, 1998

                              UNITED GROCERS, INC.
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 (State or other jurisdiction of incorporation)


        2-60487                                                 93-0301970
------------------------                                ------------------------
(Commission File Number)                                (IRS Employer
                                                             Identification No.)




                  6433 S.E. Lake Road, Milwaukie, Oregon 97222
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (503) 833-1000
                                                          ----------------

Item 2.  Acquisition or Disposition of Assets.


         On May 15, 1998, United Grocers, Inc., an Oregon corporation (the "Company") completed the sale of all of the assets of United Grocers' Cash & Carry operating division ("UGCC") to Smart & Final Inc., a Delaware corporation (an unrelated third party), for a negotiated price of $60 million. In addition, the Company entered into a Supply Agreement with Smart & Final Inc. UGCC consisted of 40 wholesale grocery warehouse outlets and operated on a cash-and-carry basis, open only to institutional customers for the sale of produce, dry grocery, fresh and smoked meats, deli, frozen meats and foods and other related food products in Washington, Oregon, Idaho and Northern California. On May 19, 1998, the Company filed a Form 12b-25 containing a press release which stated that the Company had completed the sale to Smart & Final Inc. The Company filed its Form 10-Q for the period ended July 3, 1998 on August 21, 1998 (after filing a Form 12b-25 notification of late filing) and stated that the sale was completed as of May 15, 1998 for a purchase price of $42.5 million in cash and a $17.5 million 5-year unsecured note.

         A copy of the Asset Purchase Agreement was filed as Exhibit 10.A to the Company's Form 10-Q for the period ended July 3, 1998 and a copy of the Supply Agreement is filed as Exhibit 10.B to this Form 8-K. The foregoing description is qualified in its entirety by reference to the full text of the Asset Purchase Agreement and Supply Agreement.

         A Form 8-K was not filed in May 1998 for the following reasons:

     o The Company's lenders were carefully monitoring all operations and expenditures of the Company. New management was unavailable or unable to investigate and gather information since it was restructuring debt agreements and negotiating the sale of several subsidiaries.

     o The Company was in the process of determining alternatives for obtaining a suspension from the duty to file periodic reports with the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired: Not applicable.

         (b) Pro forma financial information: The following pro forma financial information of the Company is filed on the pages listed below:

            Unaudited Pro Forma Condensed Balance Sheet as of April 3, 1998  F-2

            Unaudited Pro Forma  Condensed  Statement of Operations for the
              six-month period ended April 3, 1998                           F-3

            Unaudited Pro Forma  Condensed  Statement of Operations for the
              year ended October 3, 1997                                     F-4

         (c) Exhibits:

             Exhibit Number        Exhibit
             --------------        -------

             10.A Asset Purchase Agreement dated as of May 15, 1998 between United Grocers, Inc. and Smart & Final Inc. (filed as Exhibit 10.A to the Company's Form 10-Q for the period ended July 3, 1998).

              10.B Supply Agreement dated as of May 15, 1998 between United Grocers and Smart & Final Inc.**

**Exhibits to this Exhibit are omitted. A list of omitted exhibits is provided in the Exhibit and the Registrant agrees to furnish supplementally to the Commission a copy of any omitted exhibit upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED GROCERS, INC.
                              --------------------
                              (Registrant)


Date: August 13, 1999
                              -------------------------------------
                              Terrance W. Olsen
                              Chief Executive Officer and President

                   PRO FORMA FINANCIAL INFORMATION - Item 7(b)


         The following unaudited Pro Forma Condensed Balance Sheet as of April 3, 1998 and unaudited Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended April 3, 1998 and the fiscal year ended October 3, 1997, are based on the historical consolidated financial statements of the Company adjusted to give effect to the disposition of the Company's Cash & Carry division and as restated for adjustments that became known in connection with the audit of the Company's fiscal 1997 financial statements. The Pro Forma Condensed Consolidated Statements of Operations were prepared assuming the above disposition occurred as of the beginning of the periods presented and the Pro Forma Condensed Balance Sheet was prepared assuming that the disposition occurred as of April 3, 1998.

         The Pro Forma Financial Information does not purport to present what the Company's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or April 3, 1998, as the case may be, or to project the Company's results of operations or financial position for any future periods or date, nor does it give effect to any matters other than those described in the notes thereto.

United Grocers, Inc.
Unaudited Pro Forma Condensed Balance Sheet
April 3, 1998
(in thousands)

                                                                 Pro Forma
                                                   Historical   Adjustments     Pro Forma
                                                   ----------   -----------    ----------
ASSETS
Current:
     Cash and cash equivalents                     $  12,326    $      (24)(A) $  12,302
     Investments maintained for insurance reserves    48,265                      48,265
     Accounts and notes receivable, net               72,019        (2,993)(A)    69,026
     Inventories                                      84,451       (22,271)(A)    62,180
     Other current assets                              6,677           (71)(A)     6,606
     Deferred income taxes                            10,123       (10,000)(C)       123
                                                   ----------   -----------    ----------
        Total current assets                         233,861       (35,359)      198,502
                                                   ----------   -----------    ----------

Non-current assets:
     Notes receivable                                 15,513        17,500 (B)    33,013
     Investment in affiliated companies                6,971                       6,971
     Other receivables and investments                 4,059                       4,059
     Deferred income taxes                               553                         553
     Property, plant and equipment, net               53,987        (4,702)(A)    49,285
     Other assets, net                                15,814        (1,960)(A)    13,854
                                                   ----------   -----------    ----------
        Total non-current assets                      96,897        10,838       107,735
                                                   ----------   -----------    ----------
            TOTAL                                  $ 330,758    $  (24,521)    $ 306,237
                                                   ==========   ===========    ==========

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
     Notes payable, current portion                $  50,265    $  (37,986)(B) $  12,279
     Accounts payable                                 77,192        (6,000)(A)    71,192
     Insurance reserves supported by investments      26,611                      26,611
     Compensation and taxes payable                    8,151                       8,151
     Other accrued expenses                            7,328         1,786 (C)     9,114
     Other current liabilities                         1,805                       1,805
                                                   ----------   -----------    ----------
        Total current liabilities                    171,352       (42,200)      129,152

Notes payable, net of current portion                135,868                     135,868
Other liabilities                                     10,611                      10,611
                                                   ----------   -----------    ----------
        Total liabilities                            317,831       (42,200)      275,631

Redeemable members' equity                             1,120                       1,120
                                                                                       -
Members' equity                                       11,807        17,679 (B)    29,486
                                                   ----------   -----------    ----------
            TOTAL                                  $ 330,758    $  (24,521)    $ 306,237
                                                   ==========   ===========    ==========

                                       F-2a

United Grocers, Inc. (United) sold the assets and liabilities of its Cash & Carry division on May 15, 1998. Net proceeds from the sale totaled approximately $55.5 million, resulting in a pre-tax gain of approximately $29.0 million. The net sales proceeds include a $17.5 million note from the buyer. The pro forma condensed balance sheet reflects the sale as if it had occurred on April 3, 1998. The pro forma adjustments are as follows:

(A) Removal of the historical assets and liabilities of the Cash & Carry division from the consolidated balance sheet of United. Net book value of the Cash & Carry assets and liabilities as of April 3, 1998 is as follows:

       Cash and cash equivalents                                          $ 24
       Accounts and notes receivable, net                                2,993
       Inventories                                                      22,271
       Other current assets                                                 71
       Property, plant and equipment, net                                4,702
       Other assets, net                                                 1,960
       Accounts payable                                                 (6,000)
                                                                     ----------
                                                                      $ 26,021
                                                                     ==========

(B) Receipt of proceeds and recording of gain on sale:

       Proceeds:
          Cash (used to reduce current notes payable)                 $ 37,986
          Note receivable                                               17,500
                                                                     ----------
                                                                        55,486
       less net book value of assets sold                               26,021
                                                                     ----------

       Gain on sale of Cash & Carry division, before income taxes       29,465
       Estimated tax effect of gain (at 40%)                            11,786 (C)
                                                                     ----------

       Net gain on sale of Cash & Carry division                      $ 17,679
                                                                     ==========


(C) Record tax effect of gain on sale of Cash & Carry division:

       Estimated reduction of deferred tax asset                      $ 10,000
       Creation of current tax liability                                 1,786
                                                                     ----------
                                                                      $ 11,786
                                                                     ==========


                                       F-2b

United Grocers, Inc.
Unaudited Pro Forma Condensed Statement of Operations For the six month period ended April 3, 1998 (in thousands)

                                                                             Pro Forma
                                                              Historical    Adjustments       Pro Forma
                                                              ----------    -----------       ----------
Net sales and operations                                      $ 600,539      $ (34,354)(A)    $ 566,185
                                                              ----------    -----------       ----------

Costs and expenses:
       Cost of sales                                            521,516        (21,325)(A)      500,191
       Operating expenses                                        57,076        (10,165)(A)       46,911
       Selling and administrative expenses                       11,918                          11,918
       Depreciation and amortization                              5,130           (403)(A)        4,727
                                                              ----------    -----------       ----------
                                                                595,640        (31,893)         563,747
                                                              ----------    -----------       ----------

Other income (expense):
       Interest expense                                          (7,632)         1,571 (B)       (6,061)
       Interest income                                              698            569 (C)        1,267
       Gain (loss) on write-down or disposition of assets, net      335           (266)(A)           69
                                                              ----------    -----------       ----------
                                                                 (6,599)         1,874           (4,725)
                                                              ----------    -----------       ----------

       Loss from continuing operations before members'
          allowances and income taxes                            (1,700)          (587)          (2,287)

Members' allowances                                              (4,600)                         (4,600)
                                                              ----------    -----------       ----------

       Loss from continuing operations before income taxes       (6,300)          (587)          (6,887)

Income tax benefit                                                2,520            235 (D)        2,755


                                                              ----------    -----------       ----------
       Loss from continuing operations                        $  (3,780)    $     (352)       $  (4,132)
                                                              ==========    ===========       ==========

United Grocers, Inc. (United) sold the assets and liabilities of its Cash & Carry division on May 15, 1998. Net proceeds from the sale totaled approximately $55.5 million, resulting in a pre-tax gain of approximately $29.0 million. The net sales proceeds include a $17.5 million note from the buyer. The pro forma condensed statement of operations reflects the sale as if it had occurred on October 3, 1997. The pro forma adjustments are as follows:

(A) Removal of the historical revenues and expenses of the Cash & Carry division from the consolidated statement of operations of United, net of the addition of estimated revenue and expenses associated with five year supply agreement entered into between purchaser and United. Under the supply agreement, United is obligated to supply and purchaser is obligated to purchase at least 95% of the future purchases of the Cash & Carry operations for the five years following the sale.

(B) Estimated effect on interest expense of the reduction in debt from the cash proceeds of the sale.

(C) Interest income from the note receivable from the seller in connection with the disposition.

(D) Estimated income tax effect of pro forma adjustments, assuming effective combined state and federal rate of 40%.

United Grocers, Inc.
Unaudited Pro Forma Condensed Statement of Operations For the year ended October 3, 1997 (in thousands)

                                                                             Pro Forma
                                                              Historical    Adjustments       Pro Forma
                                                              ----------    -----------       ----------
Net sales and operations                                      $1,306,602    $  (82,851)(A)    $1,223,751
                                                              ----------    -----------       ----------

Costs and expenses:
       Cost of sales                                           1,133,690       (55,528)(A)     1,078,162
       Operating expenses                                        129,494       (20,739)(A)       108,755
       Selling and administrative expenses                        22,425                          22,425
       Depreciation and amortization                              11,483        (1,115)(A)        10,368
                                                              ----------    -----------       ----------
                                                               1,297,092       (77,382)        1,219,710
                                                              ----------    -----------       ----------
Other income (expense):
       Interest expense                                          (16,307)        3,140 (B)       (13,167)
       Interest income                                               733         1,138 (C)         1,871
       Gain (loss) on write-down or disposition of assets, net    (5,214)           17 (A)        (5,197)
                                                              ----------    -----------       ----------
                                                                 (20,788)        4,295           (16,493)
                                                              ----------    -----------       ----------
       Loss from continuing operations before members'
          allowances, income taxes and cumulative effect of
          a change in accounting principle                       (11,278)       (1,174)          (12,452)

Members' allowances                                              (10,349)                        (10,349)
                                                              ----------    -----------       ----------
       Loss from continuing operations before income taxes
          and cumulative effect of a change in accounting
          principle                                              (21,627)       (1,174)          (22,801)

Income tax benefit                                                10,466           470 (D)        10,936
                                                              ----------    -----------       ----------
       Loss from continuing operations before cumulative
          effect of a change in accounting principle          $  (11,161)       $ (704)       $  (11,865)
                                                              ==========    ===========       ==========



United Grocers, Inc. (United) sold the assets and liabilities of its Cash & Carry division on May 15, 1998. Net proceeds from the sale totaled approximately $55.5 million, resulting in a pre-tax gain of approximately $29.0 million. The net sales proceeds include a $17.5 million note from the buyer. The pro forma condensed statement of operations reflects the sale as if it had occurred on September 29, 1996. The pro forma adjustments are as follows:

(A) Removal of the historical revenues and expenses of the Cash & Carry division from the consolidated statement of operations of United, net of the addition of estimated revenue and expenses associated with five year supply agreement entered into between purchaser and United. Under the supply agreement, United is obligated to supply and purchaser is obligated to purchase at least 95% of the future purchases of the Cash & Carry operations for the five years following the sale.

(B) Estimated effect on interest expense of the reduction in debt from the cash proceeds of the sale.

(C) Interest income from the note receivable from the seller in connection with the disposition.

(D) Estimated income tax effect of pro forma adjustments, assuming effective combined state and federal rate of 40%.

                                       F-4